                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            FORD MOTOR CREDIT COMPANY
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                                            38-1612444
-----------------------------------                          -----------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)



One American Road, Dearborn, Michigan                               48126
-------------------------------------                               -----
(Address or principal executive offices)                          (Zip Code)



If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective upon filing pursuant to            effective pursuant to General
General Instruction A.(c), please            Instruction A.(d), please check the
check the following box. [X]                 following box. [ ]



Securities Act registration statement file numbers to which this form relates:
333-50090

Securities to be registered pursuant to Section 12(b) of the Act:


         Title of Each Class                       Name of Each Exchange
       to Be So Registered               on Which Each Class Is to Be Registered
-----------------------------------      ---------------------------------------

 7 3/8% Notes due October 15, 2031              New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:  None

Item 1.  Description of Registrant's Securities to be Registered.

         This Registration Statement relates to the 7 3/8% Notes due October 15, 2031 (the "Notes") issued by Ford Motor Credit Company (the "Company"). The Notes are described in the Company's Prospectus Supplement dated October 5, 2001 to its Prospectus dated February 26, 2001, under the heading "Description of Notes." This prospectus supplement and the related prospectus were filed with the Securities and Exchange Commission pursuant to the Company's Registration Statement No. 333-50090 by the Company pursuant to Rule 424(b)(2) on October 9, 2001.


Item 2.  Exhibits


-----------------------------------------------------------------------------------------------------------
DESIGNATION                        DESCRIPTION                       METHOD OF FILING
-----------------------------------------------------------------------------------------------------------
Exhibit 3-A                        Restated Certificate of           Filed as Exhibit 3-A to Ford Motor
                                   Incorporation of Ford Motor       Credit Company Report on Form 10-K
                                   Credit Company.                   for the year ended December 31, 1987
                                                                     and incorporated herein by reference.
                                                                     File No. 1-6368.
-----------------------------------------------------------------------------------------------------------
Exhibit 3-B                        By-Laws of Ford Motor Credit      Filed as Exhibit 3-B to Ford Motor
                                   Company as amended through        Credit Company Report on Form 10-K
                                   March 2, 1988.                    for the year ended December 31, 1987 and
                                                                     incorporated herein by reference.
                                                                     File No. 1-6368.
-----------------------------------------------------------------------------------------------------------
Exhibit 4-A                        Form of Indenture dated as of     Filed as Exhibit 4-A to Ford Motor
                                   February 1, 1985 between Ford     Credit Company Registration Statement No.
                                   Motor Credit Company and          2-95568 and incorporated herein by
                                   Manufacturers Hanover Trust       reference.
                                   Company relating to Debt
                                   Securities.
-----------------------------------------------------------------------------------------------------------
Exhibit 4-A-1                      Form of First Supplemental        Filed as Exhibit 4-B to Ford Motor
                                   Indenture dated as of April 1,    Credit Company Current Report on
                                   1986 between Ford Motor           Form 8-K dated April 29, 1986 and
                                   Credit Company and                incorporated herein by reference.
                                   Manufacturers Hanover Trust       File No. 1-6368.
                                   Company supplementing the
                                   Indenture designated as Exhibit
                                   4-A.
-----------------------------------------------------------------------------------------------------------
Exhibit 4-A-2                      Form of Second Supplemental       Filed as Exhibit 4-B to Ford Motor
                                   Indenture dated as of September   Credit Company Current Report on
                                   1, 1986 between Ford Motor        Form 8-K dated August 28, 1986 and
                                   Credit Company and Manufacturers  incorporated herein by reference.
                                   Hanover Trust Company             File No. 1-6368.
                                   supplementing the Indenture
                                   designated as Exhibit 4-A.
-----------------------------------------------------------------------------------------------------------
Exhibit 4-A-3                      Ford of Third Supplemental        Filed as Exhibit 4-E to Ford Motor
                                   Indenture dated as of March 15,   Credit Company Registration Statement No.
                                   1987 between Ford Motor Credit    33-12928 and incorporated herein
                                   Company and Manufacturers         by reference.
                                   Hanover Trust Company
                                   supplementing the Indenture
                                   designated as Exhibit 4-A.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Exhibit 4-A-4                       Form of Fourth Supplemental      Filed as Exhibit 4-F to Post-Effective
                                    Indenture dated as of April 15,  Amendment No. 1 to Ford Motor Credit
                                    1988 between Ford Motor          Company Registration No. 33-20081
                                    Credit Company and               and incorporated herein by reference.
                                    Manufacturers Hanover Trust
                                    Company supplementing the
                                    Indenture designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------
Exhibit 4-A-5                       Form of Fifth Supplemental       Filed as Exhibit 4-G to Ford Motor
                                    Indenture dated as of September  Credit Company Registration Statement
                                    1, 1990 between Ford Motor       No. 33-36946 and incorporated hereby
                                    Credit Company and               by reference.
                                    Manufacturers Hanover Trust
                                    Company supplementing the
                                    Indenture designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------
Exhibit 4-A-6                       Form of Sixth Supplemental       Filed as Exhibit 4.1 to Ford Motor
                                    Indenture dated as of June 1,    Credit Company Current Report on
                                    1998 between Ford Motor          Form 8-K dated June 15, 1998 and
                                    Credit Company and The Chase     incorporated herein by reference.
                                    Manhattan Bank supplementing     File No. 1-6368.
                                    the Indenture designated as
                                    Exhibit 4-A.
-----------------------------------------------------------------------------------------------------------

                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              FORD MOTOR CREDIT COMPANY



                                              By /s/ Stacy P. Thomas
                                                ----------------------------
                                                Name:   Stacy P. Thomas
                                                Title:  Assistant Secretary



Dated:  October 30, 2001